UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 28, 2007

Commerce Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New Jersey	1-12069	22-2433468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ	08034-5400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:       (856) 751-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Statements and Associated Risk Factors

Commerce Bancorp, Inc. (the “Company”) may from time to time make written or oral “forward-looking statements”, including statements contained in the Company’s filings with the Securities and Exchange Commission, in its reports to shareholders and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Company’s control). The words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause the Company’s financial performance or other forward-looking statements to differ materially from that expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation; interest rates, market and monetary fluctuations; the timely development of competitive new products and services by the Company and the acceptance of such products and services by customers; the willingness of customers to substitute competitors’ products and services for the Company’s products and services and vice versa; the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; future acquisitions; the expense savings and revenue enhancements from acquisitions being less than expected; the growth and profitability of the Company’s non-interest or fee income being less than expected; unanticipated regulatory or judicial proceedings (including those regulatory and other approvals necessary to open new stores); changes in consumer spending and saving habits; and the success of the Company at managing the risks involved in the foregoing.

The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

The Company cautions that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to differ materially from the future results, performance or achievements the Company has anticipated in such forward-looking statements. You should note that many factors could affect the Company’s future financial results and could cause those results to differ materially from those expressed or implied in the Company’s forward-looking statements contained in this document.

Item 1.01     Entry into a Material Definitive Agreement.

On June 28, 2007, Commerce Bank, N.A. (“CBNA”), a national bank subsidiary of the Company, agreed to a Consent Order with the Office of the Comptroller of the Currency (“OCC”), which relates to, among other things, corporate governance, related party transactions and policies and procedures for real estate related transactions.

The description of the Consent Order set forth above does not purport to be complete and is qualified in its entirety by reference to the Consent Order filed herewith as Exhibit 10.1, which is incorporated into this report by reference.

The Board of Directors of CBNA entered into a Stipulation and Consent to the Issuance of a Consent Order dated June 28, 2007 with the OCC, which is filed herewith as Exhibit 10.2 and is incorporated into this report by reference.

In addition, on June 28, 2007, the Federal Reserve Bank of Philadelphia (the “FRB”) and the Company entered into a Memorandum of Understanding (the “MOU”).  Pursuant to the MOU, the Company’s Board of Directors (the “Board”) has agreed to, among other things, take all actions necessary to ensure CBNA complies fully with the Consent Order.

The description set forth above does not purport to be complete and is qualified in its entirety by reference to the MOU filed herewith as Exhibit 10.3, which is incorporated into this report by reference.

Item 5.02    Departures of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On June 28, 2007, CBNA’s Board of Directors restructured the executive management team of CBNA, creating an Office of the Chairman initially consisting of:

•	Dennis M. DiFlorio, Chairman of CBNA;

•	Robert D. Falese, Jr., President and Chief Executive Officer of CBNA; and

•	Douglas J. Pauls, Chief Financial Officer of CBNA,

and replacing, effective June 29, 2007, departing Chairman and Chief Executive Officer of CBNA, Vernon W. Hill II.  Mr. Hill will also leave his positions as Chairman, President, and Chief Executive Officer of the Company effective July 31, 2007.

Reference is made to the Company’s definitive proxy statement for the Annual Meeting of Shareholders held on May 15, 2007, filed with the Securities and Exchange Commission on April 13, 2007 for information regarding employment history, salary and other benefits provided to the aforementioned officers.

Item 8.01     Other Events

On June 29, 2007, the Company issued the attached press release announcing, among other things, the restructuring of the executive management team of CBNA, including the creation of the Office of the Chairman initially consisting of Dennis DiFlorio, Chairman, Robert Falese, President and Chief Executive Officer and Douglas Pauls, Chief Financial Officer.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.    Financial Statements and Exhibits

(d)           Exhibits

10.1	Consent Order dated June 28, 2007 issued by the Comptroller of the Currency in the matter of Commerce Bank, N.A.

10.2	Stipulation and Consent to Issuance of a Consent Order dated June 28, 2007 between the Comptroller of the Currency and the Board of Directors of Commerce Bank, N.A. on behalf of Commerce Bank, N.A.

10.3	Memorandum of Understanding, dated June 28, 2007, by and between the Federal Reserve Bank of Philadelphia and Commerce Bancorp, Inc.

99.1	Press Release dated June 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCORP, INC.

Date: June 29, 2007	By: /s/ Douglas J. Pauls
Name: Douglas J. Pauls
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Consent Order dated June 28, 2007 issued by the Comptroller of the Currency in the matter of Commerce Bank, N.A.
10.2	Stipulation and Consent to Issuance of a Consent Order dated June 28, 2007 between the Comptroller of the Currency and the Board of Directors of Commerce Bank, N.A. on behalf of Commerce Bank, N.A.
10.3	Memorandum of Understanding, dated June 28, 2007, by and between the Federal Reserve Bank of Philadelphia and Commerce Bancorp, Inc.
99.1	Press Release dated June 29, 2007